Xeris to Acquire Strongbridge Creating an Innovative Leader in Endocrinology and Rare Diseases May 24, 2021 Exhibit 99.3

The announcement issued jointly by Xeris and Strongbridge under Rule 2.5 of the Irish Takeover Rules on May 24, 2021 (the “Rule 2.5 Announcement”) is available on Xeris’ website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com. Appendix I to the Rule 2.5 Announcement contains further details of the sources of information and bases of calculations set out in this communication. Appendix II to the Rule 2.5 Announcement contains definitions of certain expressions used in this communication. NO OFFER OR SOLICITATION This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC Xeris, Xeris Biopharma Holdings and Strongbridge will prepare and Xeris Biopharma Holdings will file a registration statement on Form S-4 that will include the joint proxy statement (which will contain the Scheme Document) to be distributed to Strongbridge shareholders and Xeris shareholders, containing further information relating to the implementation of the proposed transaction, the full terms and conditions of the scheme, notices of the Xeris shareholder meeting and the Strongbridge shareholder meetings and information on the Xeris Biopharma Holdings shares of common stock. The joint proxy statement (which will contain the Scheme Document) will be filed with the US Securities and Exchange Commission (the “SEC”). The joint proxy statement, if and when filed, as well as Xeris’ and Strongbridge’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Xeris’ filings, at Xeris’ website at www.Xerispharma.com, and in the case of Strongbridge’s filings, at Strongbridge’s website at www.Strongbridgebio.com. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF XERIS AND/OR STRONGBRIDGE SECURITIES ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Any decision in respect of the resolutions to be proposed at the Strongbridge shareholder meetings to approve the proposed transaction, the scheme or related matters, or any decision in respect of, or other response to, the proposed transaction, should be made only on the basis of the information contained in the joint proxy statement (including the Scheme Document). Similarly, any decision in respect of the resolutions to be proposed at the Xeris shareholder meeting or any decision in respect of, or other response to, the proposed transaction, should be made only on the basis of the information contained in the joint proxy statement. PARTICIPANTS IN THE SOLICITATION Xeris, Xeris Biopharma Holdings, Strongbridge and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the joint proxy statement (which will contain the scheme document). Additional information about Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021. Additional information about Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021.

FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements with respect to a proposed transaction involving Xeris and Strongbridge and Xeris’, Strongbridge’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Xeris and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary shareholder or regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, the reaction of Xeris’ and Strongbridge’s shareholders to the proposed transaction, adverse effects on the market price of Xeris shares of common stock or Strongbridge ordinary shares and on Xeris’ or Strongbridge’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Strongbridge’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of Xeris shares of common stock or Strongbridge ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to Strongbridge shareholders, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, the impact of the COVID-19 pandemic on Xeris’ or Strongbridge’s businesses or the combined businesses following the consummation of the transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ or, as the case may be, Strongbridge’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Xeris’ plans with respect to Strongbridge, Strongbridge’s or Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Xeris is set forth in Item 1A, “Risk Factors,” in Xeris’ 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Strongbridge is set forth in Item 1A, “Risk Factors,” in Strongbridge’s 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Any forward-looking statements in this communication are based upon information available to Xeris, Strongbridge and/or their respective boards of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, none of Xeris, Strongbridge or any member of their respective boards of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Xeris, Strongbridge or their respective boards of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph. Statement Required by the Irish Takeover Rules The Xeris directors and the Xeris Biopharma Holdings directors accept responsibility for the information contained in this communication other than that relating to Strongbridge and the Strongbridge group, and the Strongbridge directors, and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Xeris directors, the Xeris Biopharma Holdings directors (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. The Strongbridge directors accept responsibility for the information contained in this communication relating to Strongbridge, the Strongbridge group and the Strongbridge directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Strongbridge directors (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. SVB Leerink LLC is acting as Xeris’ financial advisor in connection with the proposed transaction. In connection with the proposed transaction, SVB Leerink LLC and its directors, officers, employees, affiliates and agents will not regard any other person as its client, nor will it be responsible to anyone other than Xeris for providing the protections afforded to clients of SVB Leerink LLC or for giving advice in connection with the proposed transaction or any matter referred to herein. MTS Health Partners, LP is acting as financial adviser to Strongbridge in connection with the proposed transaction. In connection with the proposed transaction, MTS Health Partners, LP and its directors, officers, employees, affiliates and agents will not regard any other person as its client, nor will it be responsible to anyone other than Strongbridge for providing the protections afforded to clients of MTS Health Partners, LP or for giving advice in connection with the proposed transaction or any matter referred to herein.

No Profit Forecast / Asset Valuations No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Xeris or Strongbridge or Xeris Biopharma Holdings as appropriate. No statement in this communication constitutes an asset valuation. General This communication contains certain statements as to the estimated synergies arising from the proposed transaction. There are various material assumptions underlying the synergy (including cost reduction and cost avoidance) estimates which may result in the synergies being materially greater or less than estimated. The estimate of synergies should therefore be read in conjunction with the key assumptions underlying the estimates set out in Appendix I to the Rule 2.5 Announcement. The estimate of synergies set out in this communication has been reported on for the purposes of Rule 19.3(b)(ii) of the Irish Takeover Rules by (i) KPMG and (ii) SVB Leerink LLC. Copies of their respective reports are included in Appendix IV and Appendix V to the Rule 2.5 Announcement. The synergies exclude any potential revenue synergies. None of the synergies or other cost reduction or avoidance statements should be construed as a profit forecast or interpreted to mean that Xeris Biopharma Holding’s profits or earnings in the first full year following completion of the proposed transaction, or in any subsequent period, would necessarily match or be greater than or be less than those of Xeris and/or Strongbridge for the relevant preceding financial period or any other period. The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such restricted jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person. Publication on a website A copy of this communication will be published on Xeris’ website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com. The content of any website referred to in this communication is not incorporated into and does not form part of this communication.

Presenters Paul R. Edick Xeris Pharmaceuticals Chairman and CEO John H. Johnson Strongbridge Biopharma plc CEO

Diversified and Increased Revenue Growth Expected: Stronger revenue base with growing commercial assets - Gvoke® and KEVEYIS® – presence in markets with large addressable market plus potential. Opportunity for rapid launch of RECORLEV, if approved by FDA, leveraging Xeris’ experienced, endocrinology-focused commercial infrastructure Specialized Commercial Platform: Combined company will have a robust endocrinology and rare disease-focused commercial infrastructure – including fully operational patient and provider support teams – primed to bring the benefits of the company’s products to a wider range of patients with unmet needs Expanded Development Pipeline: In addition to RECORLEV®, which is filed and under review by the FDA, the combined company will have a robust pipeline of development programs to extend the current marketed products into important new indications and uses, and bring new products forward using its formulation technology platforms, supporting long-term product development and commercial success Strengthened Strategic and Financial Profile: Scalable infrastructure for continued development of specialist oriented and rare disease products, and consolidation of commercial-stage and late-stage products and companies focused on endocrinology and rare diseases; company expected to benefit from greater access to the debt and equity markets at a lower cost of capital Significant Potential Synergies Expected: Combined company expected to generate approx. $50M in pre-tax synergies by end of 2022 resulting from immediate cost savings, and cost avoidance including public company, general and administrative, and other infrastructure costs, most notably within the commercial functions Xeris + Strongbridge = Innovative Leader in Endocrinology And Rare Diseases Well positioned to deliver enhanced value for shareholders and meet significant unmet needs for patients

Transaction Overview Terms All-stock transaction, values Strongbridge at ~$267 million Each Strongbridge ordinary share to be converted into 0.7840 shares of Xeris Biopharma Holdings common stock (~$2.72 per share) Strongbridge shareholders will receive 1 non-tradeable Contingent Value Right for each Strongbridge share, worth up to an additional $1.00 payable in cash or Xeris Biopharma Holdings common stock, at Xeris’ sole election, upon achievement of the following: The listing of at least one issued patent in the U.S. Food & Drug Administration’s Orange Book for KEVEYIS by the end of 2023 or at least $40 million in KEVEYIS annual net sales in 2023 ($0.25 per Strongbridge ordinary share) Achievement of at least $40 million in RECORLEV annual net sales in 2023 ($0.25 per Strongbridge ordinary share) Achievement of at least $80 million in RECORLEV annual net sales in 2024 ($0.50 per Strongbridge ordinary share). Ownership at Closing Xeris shareholders: ~60% Strongbridge shareholders: ~40% Management, Board, Headquarters and Name Combined company will be led by Xeris’ CEO, Paul Edick Paul Edick will also serve as Chairman of the Board John Johnson and Garheng Kong, M.D., PhD, MBA will join the combined company’s board as new independent directors A common director for both companies, Jeff Sherman, M.D., will continue to serve on the board Combined company will continue to have principal executive offices in Chicago; Combined company to be named Xeris Biopharma Holdings Voting Agreements Certain Strongbridge directors and executive officers, CAM Capital and HealthCap VI, L.P., representing approximately 17% of Strongbridge’s outstanding ordinary shares, have entered into irrevocable undertakings to vote in favor of the transaction

Combining Two Innovators in Endocrinology and Rare Diseases Xeris’ technology capabilities and experienced leadership team will be complemented by the addition of Strongbridge’s commercial and development infrastructure to drive growth Focused on ready-to-use injectable and infusible drug formulations Two differentiated technology platforms Attractive market opportunities Proven business model with large field sales team accelerating the growth of Gvoke Rare disease drug development and commercial infrastructures Experience launching and growing rare disease drugs Delivering strong revenue growth with KEVEYIS and potential new near-term product launch opportunity in RECORLEV

Two Fast-Growing Branded Products in Market

Gvoke HypoPen™ (glucagon injection) | Gvoke PFS (glucagon injection) PRE-FILLED SYRINGE

- First ready-to-use liquid stable glucagon for severe hypoglycemia
- Simple solution that anyone can use with certainty and proven to work
- Severe hypoglycemia is one of the most urgent emergency any person with diabetes could face
- Total addressable market of ~$4 billion in the U.S. [6]

KEVEYIS® dichlorphenamide 50 mg tablets — GREATER CONTROL. LESS LIMITATION.

- First and only FDA-approved therapy for primary periodic paralysis (PPP)
- PPP causes recurrent, progressive, and debilitating episodes of muscle weakness or temporary paralysis that may last from one hour to several days[1-4]
- Total addressable market of ~$500 million in U.S.[5]



xeris PHARMACEUTICALS | STRONGBRIDGE BIOPHARMA

1. Charles G, Zheng C, Lehmann-Horn F, Jurkatt-Rott, Levitt J. Characterization of hyperkalemic periodic paralysis: a survey of genetically diagnosed individuals. J Neurol. 2013;260:2606-2613.
2. Cannon SC. Channelopathies of skeletal muscle excitability. Compr Physiol. 2015;5:761-790.
3.Cavel-Greant D, Lehmann-Horn F, Jurkat-Rott K. The impact of permanent muscle weakness on quality of life in periodic paralysis: a survey of 66 patients. Acta Myol. 2012;31:126-133.
4. Sansone V, Meola G, Links TP, Panzeri M, Rose MR. Treatment for periodic paralysis. Cochrane Database Syst Rev. 2008; Jan 23;(1):CD005045.
5. Source: Strongbridge Investor Presentation May 2021
6. Xeris internal estimate

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Gvoke Market Opportunity

All persons on insulin should have a glucagon tool they have confidence in

Many people who would be clinically appropriate for a **glucagon prescription never have it available**[1,2]

All insulin-treated persons are at risk of severe hypoglycemia[3]

Few prescriptions are written relative to the number of people on insulin treatment[3]



~6.8M People on Insulin Therapy4
T2D
5.4M
T1D
1.4M
641K Glucagon Prescriptions filled Annually3
People with T2D on insulin (est)
Total glucagon prescription filled

ADA, American Diabetes Association; ED, emergency department; T1D, Type 1 diabetes; T2D, Type 2 diabetes.

1. American Diabetes Association. Diabetes Care. 2019 Jan; 42 (Supplement 1): 561 270
2. Haymond, MW et al. Clin Diab. 2019;37:162-166.
3. Data on file.

4 https://professional.diabetes.org/sites/professional.diabetes.org/files/media/sci_2020_diabetes_fast_facts_sheet_final.pdf , accessed 5/21/21

xeris PHARMACEUTICALS | STRONGBRIDGE BIOPHARMA

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RECORLEV Commercial Opportunity

Treats Endogenous Cushing's syndrome, which is a serious rare disease that affects the whole body

Progress

- RECORLEV NDA accepted for filing
- Prescription Drug User Fee Act (PDUFA) target action date set for January 1, 2022, with Potential Launch in Q1 2022

Significant commercial opportunity, with peak sales of potentially $250-350M annually*

~8,000 Cushing's syndrome patients in the U.S. are prescription drug-treated** and ~3,200 are not well controlled***

Endocrinologists had positive reaction to RECORLEV clinical profile; indicated a likelihood to prescribe if approved

Represents potential to capitalize on a $2B+ total addressable annual market****

xeris PHARMACEUTICALS | STRONGBRIDGE BIOPHARMA

* Source: Based on Strongbridge Biopharma plc research
** Source: Secondary literature and company sponsored research
*** A07. Of your endogenous Cushing's patients currently receiving pharmacological therapy, what percent would you consider have their symptoms controlled vs. uncontrolled by their medication(s) for CS?
**** Source: Strongbridge Investor Presentation May 2021

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Xeris Technology Platforms Have Potential for Broad Application Two types of novel formulations create potential to be utilized across range of endocrinology and other therapeutic areas   Platforms Biocompatible non-aqueous injectable solutions or suspensions can be packaged for administration in various commercially available ways: Vial Single-use auto-injector Prefilled syringe Multi-dose pen Infusion pump High Stability High Solubility NO Reconstitution Ready-to-use injectable, with straightforward administration. NO Refrigeration Room-temperature stability, with no refrigeration required. SMALLER Injection Volumes Small injection volumes due to non-aqueous formulation. CONVENIENT Administration Qualities allow for subcutaneous (SC) or intramuscular (IM) administration. XeriSol is best suited for peptides and small molecules XeriJect is best suited for drugs and biologics consisting of large molecules such as proteins, monoclonal antibodies, and vaccines

Strong Pipelines with High Potential Value

Pipeline includes products across the range of development, reflecting several potential value creation inflection points and a healthy runway for growth over the long-term

Company	Category	Product Candidate	Indication	Development Stage (Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA Submitted / Marketed)
xeris	XeriSol Glucagon Applications	Gvoke® (US)	Severe Hypoglycemia	Marketed
Strongbridge	Rare Neuromuscular	KEVEYIS®	Primary Periodic Paralysis†	Marketed
xeris	XeriSol Glucagon Applications	Ogluo® (EU)	Severe Hypoglycemia	Approved and Expected to be Available Q4 '21
Strongbridge	Rare Endocrinology	RECORLEV®	Endogenous Cushing's syndrome†	NDA Accepted for Filing
xeris	XeriSol Glucagon Applications	Self-Administered Glucagon for prevention	Post-Bariatric Hypoglycemia†	Phase 2
xeris	XeriSol Glucagon Applications	Self-Administered Glucagon for prevention	Exercise-Induced Hypoglycemia	Phase 2
xeris	XeriSol Glucagon Applications	XP-9164	Gastroenterology	Phase 1
xeris	Other Ready-to-Use Products	XP-8121	Endocrinology	Phase 1
Strongbridge	Rare Endocrinology	Veldoreotide modified-release	Conditions modifiable through activation of somatostatin receptors, such as Cushing's disease and neuroendocrine tumors†	Preclinical; Immediate Release Formulation Completed Phase 2
xeris	Other Ready-to-Use Products	Pramlintide-Insulin	T1D / T2D Blood Sugar Control	Out-license candidate
xeris	Other Ready-to-Use Products	Diazepam	Dravet Syndrome† | Acute Repetitive Seizures*	Out-license candidate

†Orphan Drug Designation
*Fast Track Designation

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Experienced Commercial and Development Teams and Shared Patient-Centric Culture Combined company will have robust endocrinology and rare disease-focused commercial and development infrastructure to bring product benefits to a wider range of patients Combined company’s highly experienced commercial sales, marketing, patient services, and advocacy infrastructures will have access to new, large addressable markets On Day 1, there will be ~110 field sales representatives and ~50 inside sales and support employees, enabling a rapid potential product launch for RECORLEV in Q1 2022 and enhanced sales across the entire portfolio Unrelenting focus on patients with high unmet needs Continued commitment to ensuring patients receive medications in the normal course — combination is not expected to result in any interruption to patient access to medicines

Q1 Snapshot and Significant Potential Synergies

Xeris Pharmaceuticals

$8.1M
Net sales of Gvoke

380%
Revenue growth achieved with Gvoke vs. Q1 prior year

$135.9M
of cash, cash equivalents and investments as of March 31, 2021

Strongbridge Biopharma

$8.4M
Net sales of KEVEYIS
(Full year guidance of ~$34-36M)*

25%
Revenue growth achieved with KEVEYIS vs. Q1 prior year

$73.9M
of cash and cash equivalents as of March 31, 2021

Expected Synergies

Xeris Pharmaceuticals + Strongbridge Biopharma

~$50M

Pre-tax synergies from immediate savings including redundant general, administrative and other public company costs, and from the avoidance of future costs, most notably within the commercial and medical affairs functions, by the end of 2022

Xeris Pharmaceuticals | Strongbridge Biopharma

*This is not a profit forecast for any period and should not be interpreted as meaning that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial period for Strongbridge

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Strong Intellectual Property Rights Across Products 117 total patents globally, of which 14 are U.S. issued 96 patent applications pending globally, of which 15 are pending in the U.S. 2036 Glucagon protection out to 2036 Combined company will continue to take Xeris’ successful approach of patenting early and often including through a castle/moat approach *Received notice of allowance

Roadmap to Close Unanimously approved by Xeris and Strongbridge Boards, (with exception of Jeff Sherman, common director of both companies, who abstained from voting) Expected to close in early Q4 2021 Subject to approval from shareholders of both companies and receipt of customary regulatory and governmental approvals (if required) Integration planning team made up of representatives from both companies will be formed to determine a combined organizational structure that best positions the combined company for success

Diversified and Increased Revenue Growth Expected: Stronger revenue base with growing commercial assets - Gvoke® and KEVEYIS® - presence in markets with large addressable market plus potential. Opportunity for rapid launch of RECORLEV, if approved by FDA, leveraging Xeris’ experienced, endocrinology-focused commercial infrastructure Specialized Commercial Platform: Combined company will have a robust endocrinology and rare disease-focused commercial infrastructure – including fully operational patient and provider support teams - primed to bring the benefits of the company’s products to a wider range of patients with unmet needs Expanded Development Pipeline: In addition to RECORLEV®, which is filed and under review by the FDA, the combined company will have a robust pipeline of development programs to extend the current marketed products into important new indications and uses, and bring new products forward using its formulation technology platforms, supporting long-term product development and commercial success Strengthened Strategic and Financial Profile: Scalable infrastructure for continued development of specialist oriented and rare disease products, and consolidation of commercial-stage and late-stage products and companies focused on endocrinology and rare diseases; company expected to benefit from greater access to the debt and equity markets at a lower cost of capital Significant Potential Synergies Expected: Combined company expected to generate approx. $50M in pre-tax synergies by end of 2022 resulting from immediate cost savings, and cost avoidance including public company, general and administrative, and other infrastructure costs, most notably within the commercial functions Xeris + Strongbridge = Innovative Leader in Endocrinology and Rare Diseases

Q&A